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                                    FORM 8-K

             CURRENT REPORT FOR ISSUERS SUBJECT TO THE 1934 ACT
                           REPORTING REQUIREMENTS


                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   January 12, 1996
                                                 -------------------------------

                               SCS/Compute, Inc.
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             (Exact name of registrant as specified in its charter)



    Delaware                            0-14932                431228297
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(State or other jurisdictions          (Commission          (IRS Employer
of Incorporation)                      File Number)         Identification No.)


             2252 Welsch Industrial Ct., St. Louis, Missouri 63146
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                    (Address of principal executive offices)



Registrant's telephone number, including area code 314-997-7766
                                                   -----------------------------

                                     N/A
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        (Former name or former address, if changed since last report)





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Item 5:  Other Events

         This Form 8-K, which includes the unaudited balance sheet of The Registrant dated January 8, 1996, is being filed pursuant to the requirements of the NASDAQ Stock Market, Inc.


Item 7:  Financial Statements, ProForma Financial Information & Exhibits

      C. Exhibits

         See Exhibit Index





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                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        SCS/Compute, Inc.
                                                      ---------------------
                                                          (Registrant)

January 12, 1996                          By:
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    Date                                         Name:  Charles G. Wilson
                                               Title: Executive Vice-President:
                                                      Finance & Administration





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                                 Exhibit Index


        The Exhibits are numbered in accordance with the Exhibit Table of Item 601 of Regulation S-K

                                                                 Sequential Page
                                                                       Number
                                                                       ------
Exhibit (99)   Unaudited balance sheet dated January 8, 1996              5





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